UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2014

OMNITEK ENGINEERING CORP.
 (Exact name of Registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

000-53955                                                          33-0984450
      (Commission File Number)                          (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081
 (Address of principal executive offices, Zip Code)

(760) 591-0089
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 28, 2014, the Board of Directors of Omnitek Engineering Corp. (the “Company”) adopted the amendments to the Amended and Restated By-laws of the Company (the “Amended By-Laws”).  The Amended By-Laws were ratified on May 31, 2014 at the Annual Meeting of the Shareholders, and became effective on such date.  The Amended By-laws amended the prior By-laws as follows:

• Article III, Section 3.3 was amended to increase the allowable number of Directors on the Board; prior to amendment the By-laws allowed not less than one (1) or more than five (5), that number was increased to read, not less than three (3) or more than seven (7) persons;

• Article VII, Section 7.1 was amended to bring it in alignment with the amended Section 1501(b) of the California General Corporation Law and add language allowing the Company to utilize the Securities and Exchange Commission’s e-proxy rules.

A copy of the Amended and Restated By-Laws are filed herewith as Exhibit 3.03 and incorporated herein by reference. The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text of such agreements.

Item 5.07                      Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 31, 2014.  At the Annual Meeting, the shareholders voted on the following proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

	For	Authority Withheld	Broker Non-Vote
Werner Funk	12,988,306	701,647	0
Janice M. Quigley	12,989,806	700,147	0
George G. Chachas	13,006,254	683,699	0
Gary S. Maier	13,003,734	682,619	0
John M. Palumbo	13,007,334	686,219	0

                Proposal 2

Proposal 2 was a management proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for 2014, as described in the proxy materials. This proposal was approved.

For	Against	Abstained
17,529,058	29,210	745,293

Other Business

Under Other Business, management proposed the adopted of Amended and Restated By-Laws. This proposal was approved.

For	Against	Abstained	Broker Non- Vote
11,615,097	0	0	0

Item 9.01                      Financial Statements and Exhibits

Exhibit
Number Description
3.03 Amended and Restated By-Laws Adopted May 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.

Date: June 5, 2014
By: Werner Funk
Its: President